EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is effective as of the 2nd day of January 2002, by and between NICOLET NATIONAL BANK (the "Bank"), and W. SCOTT KING, a resident of the State of Wisconsin (the "Executive").

                                    RECITALS:

     The  Bank  desires  to  employ  the  Executive  as  Senior  Vice President;
Commercial Lender of the Bank and the Executive desires to accept such employment.

     In consideration of the above premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

1.   DEFINITIONS.  Whenever  used  in  this  Agreement,  the following terms and
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their  variant  forms  shall  have  the  meaning  set  forth  below:

     1.1  "AGREEMENT"  shall  mean  this Agreement and any exhibits incorporated
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herein  together with any amendments hereto made in the manner described in this
Agreement.

     1.2  "AREA"  shall  mean  the  geographic  area  within  the  boundaries of
           ----
northeastern Wisconsin. It is the express intent of the parties that the Area as defined herein is the area where the Executive performs or performed services on behalf of the Bank under this Agreement as of, or within a reasonable time prior to, the termination of the Executive's employment hereunder.

     1.3  "BANK  INFORMATION"  means Confidential Information and Trade Secrets.
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     1.4  "BUSINESS  OF  THE  BANK"  shall  mean  the  business conducted by the
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Bank,  which  is  the  business  of  commercial  banking.

     1.5  "CAUSE"  shall  mean:
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          1.5.1  With  respect  to  termination  by  the  Bank:

               (a) A material breach of the terms of this Agreement by the Executive, including, without limitation, failure by the Executive to perform his duties and responsibilities in the manner and to the extent required under this Agreement, which remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to the Executive by Bank.

               (b) Conduct by the Executive that amounts to fraud, dishonesty or willful misconduct in the performance of his duties and responsibilities hereunder;


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               (c)  A  conviction  of  a  crime that is substantially related to the Executive's duties and responsibilities with the Bank (e.g., an act of dishonesty, fraud, theft, etc.); the Bank also retains the right to suspend the Executive without pay in the event of an arrest while the Bank investigates the circumstances of the arrest so as to determine whether the arrest is substantially related to the Executive's position with the Bank.

               (d) Conduct by the Executive that amounts to gross and willful insubordination or inattention to his duties and responsibilities hereunder; or

               (e) Conduct by the Executive that results in removal from his position as an officer or executive of Bank pursuant to a written order by any regulatory agency with authority or jurisdiction over Bank.

          1.5.2  With  respect  to  termination  by  the  Executive:

               (a) A material modification to the Executive's job title(s) or position(s) of responsibility or the scope of his authority or responsibilities under this Agreement without the Executive's written consent, which modification is not cured to the reasonable satisfaction of the Executive within thirty (30) days after written notice thereof from the Executive to the Executive Vice President/Senior Lending Officer and/or President/CEO of the Bank;

               (b) Following a Change of Control, a change in supervision so that the Executive no longer reports to the person(s) or entity to whom he reported immediately prior to the Change of Control, which change in supervision is effected without the Executive's written consent;

               (c) Following a Change of Control, a change in supervisory authority so that the holder of any position who normally reported to the Executive immediately prior to the Change of Control no longer reports to the Executive on a regular basis, which change in supervisory authority is effected without the Executive's written consent;

               (d) Following a Change of Control, any change in the Executive's office location such that the Executive is required to report regularly to a location that is beyond a 25-mile radius from the Executive's office location immediately prior to the Change of Control, which change in office location is effected without the Executive's written consent; and

               (e) Following a Change of Control, any material reduction in salary, bonus opportunity or other benefits provided for in Section 4 below from the level in effect immediately prior to the Change of Control.


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     1.6  "CHANGE  OF  CONTROL"  means  any  one  of  the  following  events:
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               (a)  The  acquisition  by  any  person  or  persons  acting  in concert of the then outstanding voting securities of either the Bank, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote thirty-three and one-third percent (33 1/3%) or more of any class of voting securities of the Bank;

               (b) Within any twelve-month period (beginning on or after the Effective Date) the persons who were directors of the Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of that Board of Directors; provided that any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) relating to the election of directors shall be deemed to be an Incumbent Director;

               (c) A reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

               (d) The sale, transfer or assignment of all or substantially all of the assets of the Bank to any third party.

     1.7  "CONFIDENTIAL  INFORMATION"  means  data  and  information relating to
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the  business  of the Bank (which does not rise to the status of a Trade Secret)
which is or has been disclosed to the Executive or of which the Executive became aware as a consequence of or through the Executive's relationship to the Bank and which has value to the Bank and is not generally known to its competitors. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Bank (except where such public disclosure has been made by the Executive without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

     1.8  "DISABILITY"  shall  mean  the  inability  of the Executive to perform
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each  of  his  material  duties  under  this  Agreement  for the duration of the short-term disability period under the Bank's policy then in effect (or, if no such policy is in effect, a period of one-hundred eighty (180) consecutive days) as certified by a physician chosen by the Bank and reasonably acceptable to the Executive.


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     1.9  "TRADE  SECRETS"  means  Bank  information  including, but not limited
           --------------
to, technical or nontechnical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which:

               (a) Derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

               (b) Is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

2.   DUTIES.
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     2.1  POSITION.  The  Executive  is  employed  initially  as the Senior Vice
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President;  Commercial  Lender  of  the  Bank,  subject  to the direction of the
Executive Vice President-Senior Lending Officer of the Bank or its designee(s) and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the Bank in connection with the conduct of its business. The duties and responsibilities of the Executive are set forth on Exhibit A attached hereto.
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     2.2  FULL-TIME  STATUS.  In  addition  to  the  duties and responsibilities
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specifically  assigned  to  the  Executive  pursuant  to Section 2.1 hereof, the
Executive  shall:

               (a) Devote substantially all of his time, energy and skill during regular business hours to the performance of the duties of his employment (reasonable vacations and reasonable absences due to illness excepted) and faithfully and industriously perform such duties;

               (b) Diligently follow and implement all reasonable and lawful management policies and decisions communicated to him by the Executive Vice President-Senior Lending Officer of the Bank; and

               (c)  Timely  prepare  and  forward  to  the  Executive  Vice
          President-Senior Lending Officer of the Bank all reports and accountings as may be requested of the Executive.

     2.3  PERMITTED  ACTIVITIES.  The  Executive  shall  devote  his  entire
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business  time, attention and energies to the Business of the Bank and shall not during the Term be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; but this shall not be construed as preventing the Executive from:


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               (a)  Investing  his  personal assets in businesses which (subject to clause (b) below) are not in competition with the Business of the Bank and which will not require any services on the part of the Executive in their operation or affairs and in which his participation is solely that of an investor; and

               (b) Purchasing securities in any corporation whose securities are regularly traded provided that such purchase shall not result in him collectively owning beneficially at any time five percent (5%) or more of the equity securities of any business in competition with the Business of the Bank;

3.   TERM  AND  TERMINATION.
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     3.1  TERM.  This  Agreement  shall  remain  in  effect  for  the  Term.
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While  this  Agreement  remains in effect, it shall automatically renew each day after the date of this Agreement so that the Term remains a three-year term from day-to-day hereafter unless the Bank or the Executive gives written notice to the other of its intent that the automatic renewals shall cease. In the event such notice of non-renewal is properly given, this Agreement and the Term shall expire on the third anniversary of the thirtieth (30th) day following the date such written notice is received.

     3.2  TERMINATION.  During  the  Term,  the  employment  of  the  Executive
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under  this  Agreement  may  be  terminated  only  as  follows:

          3.2.1  By  the  Bank:

               (a)  For  Cause, upon written notice to the Executive pursuant to
          Section 1.5.1 hereof, where the notice has been approved by a resolution passed by two-thirds (2/3) of the directors of the Bank then in office;

               (b) Without Cause at any time, provided that the Bank shall give the Executive thirty (30) days' prior written notice of its intent to terminate, in which event the Bank shall be required to continue to meet its obligations to the Executive under Section 4.1 for a period equal to the lesser of (i) twelve (12) months following the termination or (ii) the remaining Term of the Agreement; or

               (c) Upon the Disability of Executive at any time, provided that the Bank shall give the Executive thirty (30) days' prior written notice of its intent to terminate, in which event, the Bank shall be required to continue to meet its obligations under Section 4.1 for a period of six (6) months following the termination or until the Executive begins receiving payments under the Company's long-term disability policy, whichever occurs first.


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
          3.2.2  By  the  Executive:

               (a) For Cause, in which event the Bank shall be required to continue to meet its obligations under Section 4.1 for a period equal to the lesser of (i) twelve (12) months following the termination or
          (ii)  the  remaining  Term  of  the  Agreement;  or

               (b) Without Cause or upon the Disability of the Executive, provided that the Executive shall give the Bank sixty (60) days' prior written notice of his intent to terminate.

          3.2.3  At  any  time upon mutual, written agreement of the parties.

          3.2.4 Notwithstanding anything in this Agreement to the contrary, the Term shall end automatically upon the Executive's death.

     3.3  CHANGE  OF  CONTROL.  If,  following  a  Change  in  Control,  the
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Executive terminates his employment with the Bank under this Agreement for Cause within six (6) months, the Executive, or in the event of his subsequent death, his designated beneficiaries or his estate, as the case may be, shall receive, as liquidated damages, in lieu of all other claims, a severance payment equal to one and one-half (1.5) times the Executive's then current Base Salary and bonus then in effect, if any, to be paid in full on the last day of the month following the date of termination. In no event shall the payment(s) described in this Section 3.3 exceed the amount permitted by Section 280G of the Internal Revenue Code, as amended (the "Code"). Therefore, if the aggregate present value (determined as of the date of the Change of Control in accordance with the provisions of Section 280G of the Code) of both the severance payment and all other payments to the Executive in the nature of compensation which are contingent on a change in ownership or effective control of the Bank or in the ownership of a substantial portion of the assets of the Bank (the "Aggregate Severance") would result in a "parachute payment," as defined under Section 280G of the Code, then the Aggregate Severance shall not be greater than an amount equal to 2.99 multiplied by Executive's "base amount" for the "base period, " as those terms are defined under Section 280G of the Code. In the event the Aggregate Severance is required to be reduced pursuant to this Section 3.3, the Executive shall be entitled to determine which portions of the Aggregate Severance are to be reduced so that the Aggregate Severance satisfies the limit set forth in the preceding sentence. Notwithstanding any provision in this Agreement, if the Executive may exercise his right to terminate employment under this Section 3.3 or under Section 3.2.2(a), the Executive may choose which provision shall be applicable.

     3.4  EFFECT  OF  TERMINATION.  Upon  termination  of  the  Executive's
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employment  hereunder,  the  Bank  shall  have  no  further  obligations  to the
Executive or the Executive's estate with respect to this Agreement, except for the payment of salary, bonus and deferred compensation, if any, accrued pursuant to Sections 4.1, 4.2 and 4.3 hereof and unpaid as of the effective date of the termination of employment and payments set forth in Sections 3.2.1(a), (c);
Section 3.2.2(a); Section 3.3; and Section 4.4, as applicable. Nothing contained herein shall limit or impinge upon any other rights or remedies of the Bank or the Executive under any other agreement or plan to which the Executive is a party or of which the Executive is a beneficiary.


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4.   COMPENSATION.  The  Executive  shall  receive  the  following  salary  and
     ------------
benefits during the Term, except as otherwise provided below:

     4.1  BASE  SALARY.  During  the  Initial  Term,  the  Executive  shall  be
          ------------
compensated at a base rate of $125,000 per year (the "Base Salary"). The Executive's Base Salary shall be reviewed by the Executive Vice President-Senior Lending Officer and President/CEO of the Bank at least annually, and based on its evaluation of Executive's performance, the Executive Vice President-Senior Lending Officer may recommend to the President/CEO and Executive Committee of the Bank that the Executive's Base Salary be increased in such amount, if any, as may be determined by the Board of Directors of the Bank. Base Salary shall be payable in accordance with the Bank's normal payroll practices.

     4.2  INCENTIVE  COMPENSATION.  The  Executive  shall  be  eligible  to
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receive  annual  bonus  compensation,  if  any,  as  determined by the Incentive
Compensation Plan of the Bank pursuant to any incentive compensation program as may be adopted from time to time by the Bank.

     4.3  STOCK  OPTIONS.  The  Bank  has an stock incentive plan and will grant
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to the Executive pursuant to such stock incentive plan an incentive stock option to purchase, at a per share purchase price equal to $10.00, 7,250 shares of the Bank's common stock. The option generally will become vested and exercisable in thirty-three and one-third percent (33 1/3%) annual increments, commencing on the first anniversary of the option grant date and continuing for the next two
(2) successive anniversaries until the option is fully vested and exercisable. The option shall expire generally upon the earlier of ninety (90) days following termination of employment or upon the tenth anniversary of the option grant date. The option will be issued by the Bank pursuant to its stock incentive plan and subject to the terms of a related stock option agreement.

     4.4  AUTOMOBILE.  Beginning  as  of  the  Agreement  Date,  the  Bank  will
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provide  Executive  with  an  automobile  to  be  used for business and personal purposes. The Bank shall determine the make and model of the automobile. The Bank will pay expenses associated with the operation, maintenance, repair and insurance for the automobile.

     4.5  BUSINESS  EXPENSES;  MEMBERSHIPS.  The  Bank  specifically  agrees  to
          --------------------------------
reimburse  the  Executive  for:

               (a) Reasonable and necessary business (including travel) expenses incurred by him in the performance of his duties hereunder, as approved by the Board of Directors of the Bank;

               (b) Reasonable dues and business related expenditures, including initiation fees, associated with memberships, as selected by the Executive, in a single country club and professional associations which are commensurate with his position; and


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Provided,  however,  that  the Executive shall, as a condition of reimbursement, submit verification of the nature and amount of such expenses in accordance with reimbursement policies from time to time adopted by the Bank and in sufficient detail to comply with rules and regulations promulgated by the Internal Revenue Service.

     4.6  VACATION.  On  a  non-cumulative  basis,  the  Executive  shall  be
          --------
entitled to four (4) weeks of vacation in each successive twelve-month period during the Term, during which his compensation shall be paid in full.

     4.7  BENEFITS.  In  addition  to  the  benefits  specifically  described in
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this  Agreement,  the  Executive  shall  be  entitled to such benefits as may be available from time to time to executives of the Bank similarly situated to the Executive. All such benefits shall be awarded and administered in accordance with the Bank's standard policies and practices. Such benefits may include, by way of example only, profit sharing plans, retirement or investment funds, dental, health, life and disability insurance benefits and such other benefits as the Bank deem appropriate.

     4.8  WITHHOLDING.  The  Bank  may  deduct from each payment of compensation
          -----------
hereunder all amounts required to be deducted and withheld in accordance with applicable federal and state income, FICA and other withholding requirements.

5.   BANK  INFORMATION.
     -----------------

     5.1  OWNERSHIP  OF  BANK  INFORMATION.  All  Bank  Information  received or
          ---------------------------------
developed by the Executive while employed by the Bank will remain the sole and exclusive property of the Bank.

     5.2  OBLIGATIONS  OF  THE  EXECUTIVE.  The  Executive  agrees:
          -------------------------------

          (a)  To  hold  Bank  Information  in  strictest  confidence;

          (b) Not to use, duplicate, reproduce, distribute, disclose or otherwise disseminate Bank Information or any physical embodiments of Bank Information; and

          (c) In any event, not to take any action causing or fail to take any action necessary in order to prevent any Bank Information from losing its character or ceasing to qualify as Confidential Information or a Trade Secret.

In the event that the Executive is required by law to disclose any Bank Information, the Executive will not make such disclosure unless (and then only to the extent that) the Executive has been advised by independent legal counsel that such disclosure is required by law and then only after prior written notice is given to the Bank when the Executive becomes aware that such disclosure has been requested and is required by law. This Section 5 shall survive for a period of twelve (12) months following termination of this Agreement for any reason with respect to Confidential Information, and shall survive termination of this Agreement for any reason for so long as is permitted by applicable law, with respect to Trade Secrets.


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     5.3  DELIVERY  UPON  REQUEST  OR  TERMINATION.  Upon  request  by the Bank,
          -----------------------------------------
and in any event upon termination of his employment with the Bank, the Executive will promptly deliver to the Bank all property belonging to the Bank, including, without limitation, all Bank Information then in his possession or control.

6.   NON-COMPETITION.  The  Executive  agrees  that during his employment by the
     ---------------
Bank  hereunder  and,  in  the  event  of  his  termination:

  -  By  the  Bank  for  Cause  pursuant  to  Section  3.2.1(a),
  -  By  the  Executive  without  Cause  pursuant  to  Section  3.2.2(b),  or
  - By the Executive in connection with a Change of Control pursuant to Section 3.3,

for a period of twelve (12) months thereafter, he will not (except on behalf of or with the prior written consent of the Bank), within the Area, either directly or indirectly, on his own behalf or in the service or on behalf of others, be employed as an executive employee or in any other capacity which involves duties and responsibilities similar to those undertaken for the Bank (including as an organizer or proposed executive officer of a new financial institution), engage in any business which is the same as or essentially the same as the Business of the Bank.

7.   NON-SOLICITATION  OF  CUSTOMERS.  The  Executive  agrees  that  during  his
     -------------------------------
employment  by  the  Bank  hereunder  and,  in  the  event  of  his termination:

  -  By  the  Bank  for  Cause  pursuant  to  Section  3.2.1(a),
  -  By  the  Executive  without  Cause  pursuant  to  Section  3.2.2(b),  or
  - By the Executive in connection with a Change of Control pursuant to Section 3.3,

for a period of twelve (12) months thereafter, he will not (except on behalf of or with the prior written consent of the Bank), within the Area, on his own behalf or in the service or on behalf of others, solicit, divert or appropriate or attempt to solicit, divert or appropriate, any business from any of the Bank's customers, including actively sought prospective customers, with whom the Executive has or had material contact during the last two (2) years of his employment, for purposes of providing products or services that are competitive with the Business of the Bank.

8.   NON-SOLICITATION  OF  EMPLOYEES.  The  Executive  agrees  that  during  his
     -------------------------------
employment  by  the  Bank  hereunder  and,  in  the  event  of  his termination:

  -  By  the  Bank  for  Cause  pursuant  to  Section  3.2.1(b),
  -  By  the  Executive  without  Cause  pursuant  to  Section  3.2.2(b),  or
  - By the Executive in connection with a Change of Control pursuant to Section 3.3,

for a period of twelve (12) months thereafter, he will not, within the Area, on his own behalf or in the service or on behalf of others, solicit, recruit or hire away or attempt to solicit, recruit or hire away, any employee of the Bank to another person or entity providing products or services that are competitive with the Business of the Bank, whether or not:


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
  -  Such employee is a full-time employee or a temporary employee of the Bank,
  -  Such  employment  is  pursuant  to  written  agreement,  and
  -  Such  employment  is  for  a  determined  period  or  is  at  will.

9.   REMEDIES.  The  Executive  agrees  that the covenants contained in Sections
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5 through 8 of this Agreement are of the essence of this Agreement; that each of the covenants is reasonable and necessary to protect the business, interests and properties of the Bank, and that irreparable loss and damage will be suffered by the Bank should he breach any of the covenants. Therefore, the Executive agrees and consents that, in addition to all the remedies provided by law or in equity, the Bank shall be entitled to a temporary restraining order and temporary and permanent injunctions to prevent a breach or contemplated breach of any of the covenants. The Bank and the Executive agree that all remedies available to the Bank or the Executive, as applicable, shall be cumulative.

10.  SEVERABILITY.  The  parties  agree  that each of the provisions included in
     ------------
this Agreement is separate, distinct and severable from the other provisions of this Agreement and that the invalidity or unenforceability of any Agreement provision shall not affect the validity or enforceability of any other provision of this Agreement. Further, if any provision of this Agreement is ruled invalid or unenforceable by a court of competent jurisdiction because of a conflict between the provision and any applicable law or public policy, the provision shall be redrawn to make the provision consistent with and valid and enforceable under the law or public policy.

11.  NO  SET-OFF  BY  THE  EXECUTIVE. The existence of any claim, demand, action
     --------------------------------
or cause of action by the Executive against the Bank, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Bank of any of its rights hereunder.

12.  NOTICE.  All  notices  and  other  communications  required  or  permitted
     ------
under this Agreement shall be in writing and, if mailed by prepaid first-class mail or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices hereunder may be delivered by hand or overnight courier, in which event the notice shall be deemed effective when delivered. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

          (i)  If  to  the  Bank,  to  it  at:
               Post  Office  Box  23900
               Green  Bay,  Wisconsin  54305-3900

          (ii) If  to  the  Executive,  to  him  at:
               848  Mandalay  Terrace
               DePere,  WI  54115

13.  ASSIGNMENT.  Neither  party  hereto  may  assign or delegate this Agreement
     ----------
or any of its rights and obligations hereunder without the written consent of the other party to this Agreement; provided, however, that the rights and obligations of the Bank shall apply to its successor(s) and the rights of the Executive shall inure to the benefit of the heirs or the estate of the Executive.

14.  WAIVER.  A  waiver  by  one  party  to this Agreement of any breach of this
     ------
Agreement by the other party to this Agreement shall not be effective unless in writing, and no waiver shall operate or be construed as a waiver of the same or another breach on a subsequent occasion.

15.  ARBITRATION.  Any  controversy  or  claim  arising  out  of  or relating to
     -----------
this contract, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered only in a state court of Wisconsin or the federal court for the Eastern District of Wisconsin. The Bank and the Executive agree to share equally the fees and expenses associated with the arbitration proceedings.

16.  ATTORNEYS'  FEES.  In  the  event  that the parties have complied with this
     ----------------
Agreement with respect to arbitration of disputes and litigation ensues between the parties concerning the enforcement of an arbitration award, the party prevailing in such litigation shall be entitled to receive from the other party all reasonable costs and expenses, including without limitation attorneys' fees, incurred by the prevailing party in connection with such litigation, and the other party shall pay such costs and expenses to the prevailing party promptly upon demand by the prevailing party.

17.  APPLICABLE  LAW.  This  Agreement  shall  be  construed  and enforced under
     ---------------
and  in  accordance  with  the  laws  of  the  State  of  Wisconsin.

18.  INTERPRETATION.  Words  importing  any  gender  include  all genders. Words
     --------------
importing the singular form shall include the plural and vice versa. The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms refer to this Agreement. Any captions, titles or headings preceding the text of any article, section or subsection herein are solely for convenience of reference and shall not constitute part of this Agreement or affect its meaning, construction or effect.

19.  ENTIRE  AGREEMENT.  This  Agreement  embodies  the  entire  and  final
     -----------------
agreement of the parties on the subject matter stated in this Agreement. No amendment or modification of this Agreement shall be valid or binding upon the Bank or the Executive unless made in writing and signed by both parties. All prior understandings and agreements relating to the subject matter of this Agreement are hereby expressly terminated.

20.  RIGHTS  OF  THIRD  PARTIES.  Nothing  herein  expressed  is  intended to or
     --------------------------
shall be construed to confer upon or give to any person, firm or other entity, other than the parties hereto and their permitted assigns, any rights or remedies under or by reason of this Agreement.

21.  SURVIVAL.  The  obligations  of  the  Executive  pursuant to Sections 5, 6,
     --------
7, 8 and 9 shall survive the termination of the employment of the Executive hereunder for the period designated under each of those respective sections.

     IN WITNESS WHEREOF, the Bank and the Executive have executed and delivered this Agreement as of the date first shown above.

                              THE BANK:

                              NICOLET NATIONAL BANK

                              By:  /s/  Robert B. Atwell
                                 -------------------------------------
                              Print Name:  Robert B. Atwell
                                         -----------------------------
                              Title:  President and CEO
                                    ----------------------------------



                              THE  EXECUTIVE:


                                   /s/  W. Scott King
                              -----------------------------------------
                              W. SCOTT KING